UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2007

EBIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5 Concourse Pkwy, Suite 3200, Atlanta, Georgia		30328
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (678) 281-2036

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)           Item 8.01. Other Events

On February 12, 2007, the registrant, Ebix, Inc. (NASDAQ: EBIX), announced via press release that it has amended its proposal with respect to a business combination transaction with Docucorp, International, Inc. (NASDAQ: DOCC).   A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference. A copy of Ebix’s letter to the Docucorp board of directors is attached as Exhibit 99.2 and is herein incorporated by reference.

(2)           Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibits are being furnished with this report pursuant to Item 8.01of this Form 8-K:

Exhibit No.	Description
99.1	Press Release Regarding Announcing Ebix’s Offer to Purchase Docucorp.
99.2	Letter from Ebix to Docucorp’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBIX, INC.

By:	/s/ Robin Raina
Robin Raina
Chairman of the Board and
Chief Executive Officer

Dated: February 14, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit Name
99.1	Press Release Regarding Announcing Ebix’s Offer to Purchase Docucorp.
99.2	Letter from Ebix to Docucorp’s Board of Directors.